Panacea Global Corporate Overview

Spring 2014





PANACEA GLOBAL

Corporate overview
Spring 2014

Safe Harbour Statement

Statements in this presentation that are not strictly historical are "forward-looking" and involve a some degree of risk and uncertainty. These include, but are not limited to, statements related to Panacea's technology and product candidates (including Panacea's ability to identify, develop and commercialize new products and product candidates, either independently or with collaboration partners, and Panacea's timetable for doing so), lines of business, markets (including market size and Panacea's ability to identify, develop and commercialize products to address those markets), operations (including Panacea's ability to successfully negotiate and enter into collaboration partnerships), capabilities, commercialization activities, customer adoption rates, industry conditions, future financial performance, and near-term and longer-term growth and prospects. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, risks associated with Panacea's strategic focus, technologies and products (including Panacea's ability to identify, develop and commercialize new products, either independently or with collaboration partners, and market demand for these product and product candidates), dependence on patents and proprietary rights, protection and enforcement of its patents and proprietary rights, the commercial prospects of the industries in which Panacea operates and sells products, Panacea's dependence on manufacturing and/or license agreements, its ability to achieve milestones under existing and future collaboration agreements, the ability of Panacea's and its partners to commercialize its products (including by obtaining any required regulatory approvals) using Panacea's technologies, the timing for launching any commercial products and projects, the ability of Panacea's and its collaborators to market and sell any products that it or they commercialize, the development or availability of competitive products or technologies, the future ability of Panacea' to enter into and/or maintain collaboration and joint venture agreements and licenses on a timely basis or at all. These forward-looking statements speak only as of the date hereof, and Panacea expressly disclaims any intent or obligation to update these forward-looking statements.

Investor Summary

- Panacea Global (OTCBB: PANG) is a biopharmaceutical company focused on **early cancer diagnostics** – ~$1.6B industry expected to reach $5.3B by 2015;
- Technology based on a novel cancer biomarker, Human Aspartyl β-Hydroxylase (**HAAH**);
- Product is a simple "**Laboratory Developed Test**" providing an accurate; rapid; non-invasive and cost-effective cancer detection test for Prostate; Lung, Breast, and Colon cancers (~83% of cancer patients);
- Panacea Global has an **exclusive world-wide license** (excluding the USA) from Panacea Pharmaceuticals for diagnostics applications;
- **Technology protected** with over **50** issued and pending (U.S./Int'l) patents
  - Over $70 million has been spent for the development of this technology;
- **Near commercialization** potential with strategic regional partners
  - Established in a number of territories including Canada and Belarus.

Challenges associated with current cancer diagnostics

- Current cancer diagnostics tools are **not accurate** enough
- Results **turnaround** are **slow**
- Associated **costs** are **very high**
- Early and accurate cancer detection can result in better patient management and cost saving


Breast Cancer survival at various stages
Percentage survival at 5 years
Percentage survival at 10 years
100
70
50
20
0
0
1
2,3
4
Cancer Stages

- Parise, C., et al. Breast cancer survival: The association of age within stage of disease.Sutter Institute for Medical Research, Sacramento, CA; J Clin Oncol 29: (2011)
- Ugnat, AM., et al. Survival of women with breast cancer in Ottawa, Canada: variation with age, stage, histology, grade and treatment.

Global Cancer indications and market size

	Number of New Cases (10% of Tested)	Five Year Prevalence	Total Potential Number of Tests
Prostate Cancer	1,111,689	3,923,668	15,040,558
Lung Cancer	1,824,701	1,893,078	20,140,088
Breast Cancer	1,676,633	6,255,391	23,021,721
Colorectal Cancer	1,360,602	3,543,582	17,149,602
Totals	**5,973,625**	**15,615,719**	**75,351,969**

Estimated total annual market size $15 billion.
Based on 2012 numbers from http://globocan.iarc.fr/

Panacea's Solution to early cancer detection



- HAAH - an enzyme that is over-expressed in cancer cells, particularly the lethal metastasizing cells.
- Panacea has developed an automated **enzyme-linked immunosorbent assay** (ELISA) machine that increases potential volumes ease of technical transfer and reduces human error.
- These results are obtained from studies done by Panacea Pharmaceuticals in collaboration in Brown University.
- **Competitive Advantage:**
  - **Highly specific and sensitive assay**
  - Fast turnaround time to results: **72 hours**
  - Cost effective: **$200 per test**
  - Non-Invasive: **simple blood test**

Cancer Type	Sensitivity	Specificity
Breast	**94%**	**93%**
Colorectal	**99%**	**90%**
Lung	**98%**	**91%**
Prostate	**95%**	**91%**

Competitive Landscape

Test	Indication	
Alpha-Fetoprotein (AFP)	Liver Cancer	Only **~60%** of HCC patients have elevated AFP
Carcinoembryonic Antigen (CEA)	Colon, Rectal, Pancreas, Breast, Ovary or Lung cancer	CEA's sensitivity and specificity varies depending on the indication **60 - 70%**
Prostate-Specific Antigen (PSA)	Prostate Cancer	Only **25% - 30%** of men with elevated PSA have prostate cancer
Tissue Polypeptide Antigen (TPA)	Lung, Bladder, Breast and other cancers	TPA has a **70% - 90%** sensitivity for stage IV breast cancer and **~70%** for lung cancer
Cancer Antigen (CA) – 125	Ovarian Cancer	**~3** of 100 women with elevated CA-125 have ovarian cancer, and ~20% of women with cancer never have detectable CA-125
Cancer Antigen (CA) – 15-3	Breast Cancer	Elevated in **~30%** of women with localized and **~75%** of women with metastatic breast cancer. **25% - 30%** of women with advanced breast cancer have tumors that do not shed CA 15-3

HAAH detected in serum of prostate cancer patients


HAAH (ng/ml)
130
110
90
70
50
30
10
-10
Non-Cancer*
n=43
x=0
PSA<2
n=100
x=23.0
PSA2-4
n=49
x=21.1
PSA>4
n=84
x=31.60
Prostate Cancer
n=233, x=25.7
Specificity=93%
Sensitivity=95%
*Men>50 years of age,cancer-free

- A study on clinical samples to compare **HAAH** test to PSA
- In collaboration with Brown University
- **Sample of 233** men with biopsy proven prostate cancer
- HAAH was detected in 100% of prostate cancer patients

Cancer Diagnostic & Treatment Paradigm


Diagnostics
Therapeutics
Am I at risk of developing cancer?
Screening
Diagnosis
• Do I have cancer today?
• What type is it?
• Has my cancer spread?
• How will my cancer progress?
Staging & prognosis
Therapy selection
• Which therapy is best suited for me?
• Am I responding to treatment?
• Has my cancer returned?
Monitoring
Current Plan
HAAH Test
HAAH Test
Future Directions
HAAH Test

Panacea's Laboratory Developed Test (LDT)

- Components: "Analyte Specific Reagents (ASR)" with long shelf-life
- Test now offered on an Automated Testing Platform, with capabilities to conduct up to 1,000 tests/week per machine
- Full automation significantly reduced human error; optimal tech transfer process


PANACEA
GLOBAL




freedom evo
TECAN

Canadian Commercialization Strategy



- **Gamma-Dynacare Medical Laboratories (GDML)**
  - Panacea Global's Canadian Partner;
  - One of Canada's largest and most respected providers of laboratory services and solutions.
  - Provides direct access to > 10,000 clinicians and > 2,000 laboratories
  - Anticipated commercialization and marketing launch: **Q1 2015**
- Currently efforts towards development of a marketing strategy together with GDC
  - development of local content through Canadian "key opinion leaders" to ensure a more effective market adoption.

Revenue potential in Canada alone

Year 1: Assuming only the current developed HAAH-based Test

Projected Revenues: $11.5M to $23M with Gross Margins: ~90%

Assumptions:

- Total Canadian market size = 2.87M tests per year*[2] (approx. $450M)
- 5% to 10% market penetration rate = 144K to 287K Panacea's test/year
- **Revenues attributed to Panacea Global = $11.5M to $23M per year*[1]**

*[1] 50% of $200 per test attributed to Panacea Global, as per arrangement with partners

*[2] Based on (2008) World Health Organization's estimates for Breast, colorectal, lung, and prostate cancers

Partnership Strategy in Other Regions

- Commercialization strategy based on regional partnerships:
  - Access to a central laboratory and infrastructure for patient sample collection
  - Relationship with local 'Key Opinion Leaders'
  - Ability to generate local content in support of commercialization
  - Ability to register and commercialize the technology
- Pilot project in Belarus Alexandrov Cancer Center
  - public cancer specific hospital
- Finalizing contracts with a number of other regions:
  - Argentina, Russia, India, South Korea and UAE



Pipeline and future strategies

- Panacea Global is currently working with its academic collaborators to develop its technology into a wider range of cancer indications.

- Current research partners include:
  - Sunnybrook Cancer Institute
  - York University Research Center
  - Gama Dynacare Medical Laboratories
  - Guelph University
  - Poznan Medical University
  - Brown University
  - Rhode Island Hospital

- Panacea Global is also working with its collaborators on investigating additional novel early cancer biomarkers to complement the HAAH test.

- Future plans are to license/acquire related enabling technologies.

Panacea's Executive Management and Directors



Dr. H. Ghanbari – Founder of the Technology

- Developer of the first diagnostic test for Alzheimer's disease marketed globally
- Served on Abbott's Technical Advisory Board
- Inducted into its Volwiler Society, a prestigious honorary organization that serves as Abbotts recognition of the highest standards of scientific accomplishment.



Dr. M. Moshiri – President & CEO

- Experienced executive in development and commercialization of biotech technologies
- Key opinion leader in the subject of pathology in both preventive & therapeutic disciplines
- Served as VP of the International College of Nutrition; 3 Medical World Congress Awards



Dr. Z. Shariat, Director

- Previously Clinical pharmacist at Fayazbakhsh Public Hospital.
- Previously Pharmacist in chief and technical officer in charge, in Shariat Pharmacy
- 4 years experience in biotech and capital market



Binnay Sethi - VP, Corporate Secretary, Director

- Founded and managed numerous companies with > 400 employees
- 4 years experience in Public Company

Panacea's Strong Scientific and Advisory Team

Carl Meril, MD
- Chairman of Panacea Pharmaceutical's Scientific Advisory Board;
- > 200 scientific papers; inventor on nearly 2 dozen patents; Editorial Board member of several journals

Jack R Wands, MD
- Internationally recognized for his research on the development of antiviral therapies for liver cancer.
- Chief of at Lifespan Rhode Island Medical Center; WHO Consultant for the last 20 years

David Khayat, MD, PhD
- President of France's Cancer Institute (2004-2006); Ambassador of Republic of San Marino in UNESCO

Frank E Young, MD, PhD
- Commissioner of the U.S. FDA (`84-`89); U.S. Deputy Assistant Secretary for Health, Science & the Environment ('89-'93)

Saeid Babaei, PhD, MBA
- Senior management roles at AbCelex Technologies, Lorus Therap, CDRD, Northern Therap, and Vasogen.
- Successfully closed >12 licensing & financing transactions; Launch of 2 biopharma products into the Canadian market.

Chandra Panchal, PhD
- President & CEO at Axcelon Biopolymers Corp; Managing Director of Panford Investment Corp

Yuri Lawryshyn, PhD, MBA
- Extensive experience in R&D and market management; Expertise in financial valuation of R&D projects and firms

Aras Azadian, MBA
- Business development professional involved with a number of early- mid-sized ventures

Capitalization

All Figures in US $	
Panacea Global Inc:	Reporting issuer to the SEC
OTCBB:	PANG
Shares Outstanding:	106 M
Float:	15 M
Last Sale Price:	$0.61 *(as of 5/23/14)*
Market Capitalization:	$64.7 M
Cash:	$ 766 K *(as of 3/31/31)*

Major Shareholders:	Panacea Pharmaceuticals Inc. (U.S.A.) – 37%
	Dr. Mahmood Moshiri (CEO) – 14%
	1,074 Individual Shareholders – 49% (non greater than 10%)

Media Coverage

- Listed as one of the **top 10 medical breakthroughs in Time magazine;**
- Interview with Terry Bradshaw:

TODAY IN AMERICA

- Numerous newspaper articles such as the Washington business journal review.

Top 10 Medical Breakthroughs



TIM JOHNSON / MCT / LANDOV

50 Top 10 Lists of 2007

#8. Early-Stage Test for Lung Cancer

Lung cancer is the leading cancer killer in America and is responsible for more deaths than the next three most common cancers combined (colon, breast, and prostate). One reason lung cancer is so deadly is that by the time tumors are diagnosed, usually as a result of physical symptoms like coughing up blood, the cancer is often advanced and tough to treat. But a new blood test may improve the odds of catching the disease earlier, at a more curable stage. Called **LC Detect,** the test measures blood levels of a protein present in all stages of lung cancer, but rarely seen in healthy people. While the test alone can't confirm a diagnosis of lung cancer, it can be used in conjunction with chest X rays, CT scans, and other imaging technology to hone in on early-stage tumors.


TIME
THIS SPACE AVAILABLE

Investment Summary



- Novel cancer specific biomarker with **high accuracy**
- Focus on **multi-billion dollar early cancer** diagnostic markets
- Four diagnostic tests nearing commercialization

Test	Cancer Type	Sensitivity*	Specificity*
BC Detect	Breast	94%	91%
CC Detect	Colorectal	99%	91%
LC Detect	Lung	98%	90%
PC Detect	Prostate	95%	91%

- Major **strategic partnerships** with regional distributors and test centers
- **Strong management** team and **Strategic Advisory Board**
- **Strong IP position:** over **50 issued and pending** U.S. and int'l **patents**

Thank You

www.panaceaglobalinc.com